       CONFIRMATION FOR U.S. DOLLAR BALANCE GUARANTEED INTEREST RATE SWAP
                     TRANSACTION UNDER 1992 MASTER AGREEMENT
                           (CLASS AJ-FL CERTIFICATES)

DATE:     December 12, 2006                                OUR REF:   06DL28454
TO:       ML-CFC Commercial Mortgage Trust 2006-4          FROM:      Merrill Lynch Capital Services, Inc.
          c/o LaSalle Bank National Association
ATTN:     Global Securities and Trust Services-            CONTACT:   Hui Sun Kwei
          ML-CFC Commercial Mortgage Trust 2006-4,
          Commercial Mortgage Pass-Through Certificates,
          Series 2006-4
FAX NO:   (312) 904-1085                                   FAX NO:    1-917-778-0836
TEL NO:   (312) 904-7989                                   TEL NO:    1-212-449-8253

Dear Sir/Madam,

                  The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between ML-CFC COMMERCIAL
MORTGAGE TRUST 2006-4 and MERRILL LYNCH CAPITAL SERVICES, INC. (each a "party"
and together "the parties") on the Trade Date specified below (the
"Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement specified below.

                  The definitions and provisions contained in the 2000 ISDA
Definitions (as published by the International Swaps and Derivatives
Association, Inc., the "Definitions") are incorporated into this Confirmation.
In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. Capitalized terms used herein and not otherwise defined have the meanings set forth in the Pooling and Servicing Agreement dated and effective as of December 1, 2006, among Merrill Lynch Mortgage Investors,
Inc., as Depositor, Midland Loan Services, Inc., as Master Servicer, Wells Fargo
Bank National Association, as Master Servicer, LNR Partners, Inc., as Special
Servicer, and LaSalle Bank National Association, as Trustee (the "Pooling and
Servicing Agreement").

                  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement (including the Schedule thereto) dated as of
December 12, 2006, as amended and supplemented from time to time (the
"Agreement"), between the parties. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

                  In this Confirmation, "Party A" means Merrill Lynch Capital
Services, Inc., and "Party B" means ML-CFC Commercial Mortgage Trust 2006-4.

1.    The terms of the particular Transaction to which this Confirmation relates are as follows:

            Notional Amount:                    With respect to each Distribution Date, for both
                                                Fixed Amounts and Floating Amounts, the total
                                                Certificate Principal Balance of the Class AJ-FL
                                                Certificates as of the close of business on the last
                                                day of the calendar month immediately preceding such
                                                Distribution Date (with respect to the Payment
                                                Date(s) related to the first Distribution Date, the
                                                Notional Amount shall be $180,000,000).

            Trade Date:                         December 12, 2006

            Effective Date:                     December 12, 2006

            Termination Date:                   The earlier of: (a) the Rated Final Distribution
                                                Date (as defined in the Pooling and Servicing
                                                Agreement) in December 2049; or (b) the date when
                                                the Notional Amount hereunder has been reduced to
                                                zero, in each case subject to adjustment in

                                                accordance with the Following Business Day
                                                Convention.

            Initial Up-front Payment by         $168,975.00, to be paid on the Effective Date.
            Party A to Depositor (as defined
            in the Pooling and Servicing
            Agreement) or its affiliate:

            Initial Accrual Interest Up-front   $0, to be paid on the Effective Date.
            Payment by Party A to the
            Depositor or its affiliate:

            Payment Dates:                      With respect to any Distribution Date:

                                                (i) such Distribution Date, with respect to
                                                Additional Fixed Amounts or any Fixed Payer
                                                Shortfall Reimbursement Amount; and

                                                (ii) with respect to Floating Amounts and Fixed
                                                Amounts that are neither Additional Fixed Amounts
                                                nor Fixed Payer Shortfall Reimbursement Amounts, (A)
                                                the 2nd Business Day immediately preceding such
                                                Distribution Date, if the Floating Amount is greater
                                                than the Regular Fixed Amount, or (B) such
                                                Distribution Date, if the Regular Fixed Amount is
                                                greater than or equal to the Floating Amount.

            Business Days:                      As defined in the Pooling and Servicing Agreement.

            Calculation Agent:                  Party B

      FIXED AMOUNTS:

            Fixed Rate Payer:                   Party B

            Fixed Rate:                         5.147%  per annum

            Fixed Amount:                       With respect to any Distribution Date and the
                                                applicable Payment Date to which it relates, the
                                                lesser of: (1) the product of (a) the Fixed Rate,
                                                (b) 1/12 and (c) the Notional Amount with respect to
                                                such Distribution Date (the "Regular Fixed Amount");
                                                or (2) the amount of interest distributions paid in
                                                respect of the Class AJ-FL REMIC II Regular Interest
                                                on such Distribution Date under the Pooling and
                                                Servicing Agreement (the "Available Fixed Amount").

            Additional Fixed Amount:            With respect to any Distribution Date and the
                                                applicable Payment Date to which it relates, the
                                                amount of any Yield Maintenance Charges and
                                                Prepayment Premiums (each as defined in the Pooling
                                                and Servicing Agreement) paid in respect of the
                                                Class AJ-FL REMIC II Regular Interest on the related
                                                Distribution Date under the Pooling and Servicing
                                                Agreement.

            Fixed Payer Shortfall               With respect to any Distribution Date and the
            Reimbursement Amount:               applicable Payment Date to which it relates, if the
                                                Cumulative Fixed Payer Shortfall Amount is an amount
                                                greater than zero, and further if the Available
                                                Fixed Amount exceeds the Regular Fixed Amount, an
                                                amount equal to the lesser of such excess interest
                                                distributions and the Cumulative Fixed Payer
                                                Shortfall Amount.

                                                "Cumulative Fixed Payer Shortfall Amount" means,
                                                with

                                       -2-

                                                respect to any Distribution Date, (a) the sum
                                                of all Fixed Payer Shortfall Amounts with respect to
                                                prior Distribution Dates minus (b) the sum of all
                                                Fixed Payer Shortfall Reimbursement Amounts with
                                                respect to prior Distribution Dates.

                                                For the avoidance of doubt, interest distributions
                                                with respect to the Class AJ-FL REMIC II Regular
                                                Interest do not include Prepayment Premiums or Yield
                                                Maintenance Charges for the purposes of calculating
                                                Available Fixed Amounts.

            Fixed Payer Shortfall Amount:       (see definition of Floating Amount below)

      FLOATING AMOUNTS:

            Floating Rate Payer:                Party A

            Floating Rate Payer Calculation     With respect to any Distribution Date and the
            Periods:                            Payment Date to which it relates, the period from
                                                and including the 12th day of the calendar month
                                                (without adjustment to reflect any Business Day
                                                Convention) which precedes the calendar month during
                                                which such Distribution Date occurs (or the Closing
                                                Date, as defined in the Pooling and Servicing
                                                Agreement, in the case of the Initial Floating Rate
                                                Payer Calculation Period) to, but excluding, the
                                                12th day of the calendar month (without adjustment
                                                to reflect any Business Day Convention) during which
                                                such Distribution Date occurs, except that the final
                                                Floating Rate Payer Calculation Period will end on,
                                                but exclude, the Termination Date.

            Initial Floating Rate Payer         From and including the Closing Date to, but
            Calculation Period:                 excluding, January 12, 2007.

            Floating Rate Option:               LIBOR, as defined and calculated under the Pooling
                                                and Servicing Agreement.

            Spread:                             0.24%

            Floating Rate for the Initial       5.35% (exclusive of the Spread)
            Floating Rate Payer Calculation
            Period:

            Floating Rate Day Count Fraction:   Actual/360

            Floating Amount:                    For each Payment Date in respect of a Floating Rate
                                                Payer Calculation Period, the greater of (A) zero
                                                and (B) an amount equal to (1) the product of (a)
                                                the Floating Rate, (b) the Floating Rate Day Count
                                                Fraction and (c) the Notional Amount for such
                                                Floating Rate Payer Calculation Period (the "Regular
                                                Floating Amount") minus (2) an amount equal to (x)
                                                the Regular Fixed Amount minus (y) the Fixed Amount;
                                                provided, however, that if the amount in clause (2)
                                                is greater than the amount in clause (1), the excess
                                                of clause (2) over clause (1) shall become a "Fixed
                                                Payer Shortfall Amount".

                                       -3-

2.          CREDIT SUPPORT                      With respect to Party B, the Pooling and Servicing
            DOCUMENTS:                          Agreement (but only to the extent set forth in the
                                                Schedule to the Agreement).

                                                With respect to Party A, (1) the Guarantee of
                                                Merrill Lynch & Co., Inc., dated December 12, 2006
                                                and (2) the Credit Support Annex dated December 12,
                                                2006 between Party A and Party B.

3.          ACCOUNT DETAILS:

            Account for payments to             Deutsche Bank Trust Company Americas
            Party A:                            New York, NY: 021001033
                                                FAO: Merrill Lynch Capital Services, Inc.
                                                New York, NY
                                                Acct: 00-811-874

            Account for payments to             Name: LaSalle Bank National Association, as Trustee
            Party B:                            ABA#: 071-000-505
                                                LaSalle/CHGO/CTR/BNF:/LASALLE TRUST
                                                Trust A/C#: 724284.1

4.          OFFICES:

            The Office of Party A for
            this Transaction is:                New York, NY

            The Office of Party B for           Chicago, Illinois
            this Transaction is:

5.          It is understood and agreed by Party A and Party B that the duties of Party B hereunder shall, pursuant to the Pooling and Servicing
            Agreement, be performed by or at the direction of LaSalle Bank
            National Association in its capacity as Trustee thereunder (or any successor trustee thereunder).

            Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by responding within three (3) Business
            Days by returning via telecopier an executed copy of this
            Confirmation to the attention of the Confirmations Unit (fax no.
            917-778-0836).

                                       -4-

Failure to respond within such period shall not affect the validity or enforceability of this Transaction, and shall be deemed to be an affirmation of the terms and conditions contained herein, absent manifest error.

MERRILL LYNCH CAPITAL SERVICES, INC.     ACCEPTED AND CONFIRMED AS OF THE DATE
                                         FIRST WRITTEN:

                                         ML-CFC COMMERCIAL MORTGAGE TRUST 2006-4

                                         BY: LASALLE BANK NATIONAL ASSOCIATION,
                                             NOT IN ITS INDIVIDUAL CAPACITY,
                                             BUT SOLELY AS TRUSTEE

By: /s/ Angelina Lopes                   By: /s/ Timothy E. Cutsinger
    --------------------------------         -------------------------------
Name: Angelina Lopes                     Name: Timothy E. Cutsinger
Title: Authorized Signatory              Title: Assistant Vice President

                                       -5-